Exhibit 99.01

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 598 newly originated residential mortgage loans, in connection with the securitization identified as OBX 2023-INV1 (the “Securitization”). The Review was conducted from May 2021 through March 2023 on mortgage loans originated between April 2021 and October 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation product was not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (598 loans in total):

Three (3) loans had a Secondary Appraisal, sixty-two (62) loans had AVMs, and forty-two 42 loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a PIW was present, then an AVM was ordered. If a loan with an AVM or Desktop Review fell outside of a -10% tolerance or was inconclusive, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were eighteen (18) occurrences of this.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 598 mortgage loans reviewed, three hundred eighty-eight (388) unique mortgage loans (64.88% by loan count) had a total of 416 different tape discrepancies across 10 data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
All Borrower Total Income	379	91.11%
Original Collateral Value Date	11	2.64%
Original CLTV	7	1.68%
Borrower Last Name	5	1.20%
CoBorrower First Name	4	0.96%
Number Units	3	0.72%
Borrower First Name	2	0.48%
Sales Price	2	0.48%
CoBorrower Last Name	2	0.48%
Original LTV	1	0.24%
Grand Total	416	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	405	$147,275,663.00	67.73%
Event Grade B	186	$66,824,755.01	31.10%
Event Grade C	5	$2,440,250.00	0.84%
Event Grade D	2	$876,000.00	0.33%
Total Sample	598	$217,416,668.01	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	476	79.60%
Event Grade B	115	19.23%
Event Grade C	5	0.84%
Event Grade D	2	0.33%
Total Sample	598	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	532	88.96%
Event Grade B	66	11.04%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	598	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	560	93.65%
Event Grade B	38	6.35%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	598	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	377
		Borrower Liabilities Verification Indicator is Partial	96
		Property is located in a FEMA disaster area	86
		DTI Exceeds AUS Maximum Allowable	45
		HMDA Discrepancy(s) Noted	39
		Borrower Income Verification does not match Approval	32
		Housing history does not meet guidelines	31
		Borrower Employment Verification does not meet guidelines	30
		Hazard Insurance Coverage is Not Sufficient.	23
		Final Loan Application is Partial	15
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	11

Exception Type	Exception Level Grade	Exception Category	Total
		Fraud Report Shows Uncleared Alerts	11
		Asset Documents are Incomplete	10
		CoBorrower Employment Verification does not meet guidelines	9
		Borrower Credit Report is Missing	7
		AUS is Partial	7
		Hazard Insurance Indicator is Partial	6
		Transmittal Summary is Missing	6
		Signed 4506t is missing	5
		Transmittal Summary is Partial	5
		Borrower Employment Verification Level is missing	5
		Title Policy is Missing	5
		Hazard Insurance Certificate Missing	5
		Borrower residency documentation not provided or issue with documentation	4
		Borrower Liabilities Verification Indicator is Missing	4
		Fraud Report Missing	4
		Insufficient cash to close.	4
		CoBorrower Liabilities Verified Indicator is Partial	4
		CLTV Exceeds the AUS Maximum Allowable	4
		Hazard Insurance Coverage is Not Sufficient	4
		Borrower Credit Report Indicator is Partial	3
		CoBorrower Income Verification does not match Approval	3
		ULI Number on URLA does not match ULI Number provided by the Lender	3
		Hazard Insurance Effective Date is after the Note Date	2
		Co-Borrower residency documentation not provided or issue with documentation	2
		Title Policy is Partial	2
		CoBorrower Credit Report is Missing	2
		Borrower Income Verification is less than 12 months	2
		Borrower Asset Verification is Missing	2
		Trust Documentation Missing or Incomplete	2
		LTV Exceeds AUS Maximum Allowable	2
		CoBorrower Credit Report Indicator is Partial	2
		Minimum Trade Line Requirement Not Met	2
		Fully Executed Purchase Contract is Missing	2
		Note Document Indicator is Partial	2
		Fraud Report is Only Partially Available	2
		Flood Certificate is Partial	2
		Cash to Borrower Exceeds Maximum Allowable	1
		Executed HELOC closure letter not provided.	1
		Initial Credit Application is Not Executed	1
		Initial Credit Application is Partial	1

Exception Type	Exception Level Grade	Exception Category	Total
		File is only Partially Available	1
		Initial Loan Application is Missing	1
		Homeownership Counseling Disclosure Date is after the Origination Date	1
		Balance Sheet Does Not Meet Guidelines	1
		Profit and Loss Does Not Meet Guidelines	1
		CoBorrower Asset Verification is Missing	1
		File is Missing and not Available for Review	1
		Borrower 2 Income Verification is less than 12 months	1
		Final Loan Application is Missing	1
		Condo Approval Missing	1
		CoBorrower Employment Verification Level is Missing	1
		Note Document Indicator is Missing	1
		Flood Insurance Policy is Missing	1
		Borrower three residency documentation not provided or issue with documentation.	1
		Occupancy Status	1
		Total Credit Grade (A) Exceptions:	950
	B	DTI Exceeds AUS Maximum Allowable	46
		Borrower Liabilities Verification Indicator is Partial	30
		Borrower Income Verification does not match Approval	14
		Housing history does not meet guidelines	13
		AUS is Partial	12
		Borrower Employment Verification does not meet guidelines	10
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	9
		Hazard Insurance Coverage is Not Sufficient.	6
		Asset Documents are Incomplete	6
		CoBorrower Employment Verification does not meet guidelines	3
		Borrower Employment Verification Level is missing	3
		CLTV Exceeds the AUS Maximum Allowable	3
		Appraisal date is greater than 120 days from Origination date.	3
		LTV Exceeds AUS Maximum Allowable	2
		HMDA Discrepancy(s) Noted	1
		Initial Loan Application is Missing	1
		Executed HELOC closure letter not provided.	1
		Hazard Insurance Indicator is Partial	1
		FICO is less than the AUS Minimum Required	1
		CoBorrower Income Verification does not match Approval	1
		Final Loan Application is Partial	1
		Lender or Borrower Paid MI Indicator has not been entered	1
		Flood Certificate is Missing	1

Exception Type	Exception Level Grade	Exception Category	Total
		Borrower Asset Verification is Missing	1
		CoBorrower Employment Verification Level is Missing	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		Total Credit Grade (B) Exceptions:	172
	C	Borrower Income Verification does not match Approval	2
		Borrower Employment Verification does not meet guidelines	2
		DTI Exceeds AUS Maximum Allowable	2
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		Insufficient cash to close.	1
		CoBorrower Income Verification does not match Approval	1
		Housing history does not meet guidelines	1
		Total Credit Grade (C) Exceptions:	10
	D	Borrower Liabilities Verification Indicator is Partial	2
		Total Credit Grade (D) Exceptions:	2
Compliance	A	Charges That Cannot Increase Test	43
		Reimbursement Amount Test	38
		ATR/QM Status is Pending	23
		Consummation or Reimbursement Date Validation Test	19
		Intent to Proceed is Missing	18
		Charges That In Total Cannot Increase More Than 10% Test	13
		Reimbursement Date Test	10
		Initial Closing Disclosure Delivery Date Test	7
		Lender Credits That Cannot Decrease Test	6
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	6
		Right to Cancel is Missing	5
		Per Diem Interest Amount Test	4
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		Escrow Waiver Disclosure is Missing	3
		Security Instrument Indicator is Partial	3
		eSigned Documents Consent is Missing	3
		Prohibited Fees Test	3
		TRID Post-Consummation Reason for Redisclosure Validation Test	2
		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	2
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	2
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	2
		TILA Finance Charge Test	2

Exception Type	Exception Level Grade	Exception Category	Total
		Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	2
		Originator NMLS is Not Active	2
		Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	2
		Initial Escrow Account Disclosure is Missing	2
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered.	1
		Taxpayer First Act Disclosure is Not Executed	1
		TRID Total of Payments Test	1
		TRID "Section E. Taxes and Other Government Fees" Validation Test	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		DTI Provided Test	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Evidence of Rate Lock Not Provided	1
		Lender NMLS Status is Not Active	1
		Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1
		Security Instrument Indicator is Missing	1
		TRID "Section G. Initial Escrow Payment At Closing" Validation Test	1
		No Compliance Findings	1
		TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
		Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	1
		Intent to Proceed is Partial	1
		Subject loan is an investment cash out. Evidence of cash-out purpose not provided.	1
		Initial Escrow Account Disclosure is Partial	1
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Total Compliance Grade (A) Exceptions:	245
	B	Charges That Cannot Increase Test	36
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	12
		Charges That In Total Cannot Increase More Than 10% Test	11
		Affiliated Business Disclosure is Missing	10
		Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	10
		Reimbursement Amount Test	7

Exception Type	Exception Level Grade	Exception Category	Total
		Lender Credits That Cannot Decrease Test	4
		Reimbursement Date Test	3
		Per Diem Interest Amount Test	2
		Prohibited Fees Test	2
		Consummation or Reimbursement Date Validation Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Security Instrument Indicator is Partial	1
		MD Credit Regulations Mortgage Loan DTI Provided Test	1
		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		MD COMAR Higher-Priced Mortgage Loan Finding	1
		Initial Closing Disclosure Delivery Date Test	1
		Total Compliance Grade (B) Exceptions:	104
Property	A	Third Party Valuation Product not Provided	76
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	61
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	27
		Third Party AVM to appraised value exceeds 10% allowable variance	19
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	15
		Third party AVM Confidence Score is less than 80%	9
		Origination Appraisal is Partial	5
		Origination Appraisal is Missing	4
		Post FEMA Disaster Property Inspection Shows Property Damage	2
		Title Issues Present	2
		Reasonable Comps Indicator is No	1
		Is Completion Certificate in file is No	1
		Appraisal guideline violation	1
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Third Party Exterior Only Appraisal variance to appraised value exceeds 10%	1
		Total Property Grade (A) Exceptions:	225
	B	Informational Only - Property Inspection Waiver used at origination.	37
		Property Inspection Waiver Used at Origination	22
		Third Party Desk Review variance to appraised value exceeds 10%	2
		Total Property Grade (B) Exceptions:	61

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.